UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2010

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-53945	26-2875286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Inland Diversified Real Estate Trust, Inc. (which may be referred to as the “Registrant,” the “Company,” “we,” “our,” and “us”) hereby amends the following Current Reports on Form 8-K to provide the required financial information:

•                                          Current Report on Form 8-K filed on May 17, 2010 to provide the required financial information relating to our acquisition of Regal Court, located in Shreveport, Louisiana, as described in that Current Report;

•                                          Current Report on Form 8-K filed on June 3, 2010 to provide the required financial information relating to our acquisition of Draper Crossing, located in Draper, Utah, as described in that Current Report;

•                                          Current Report on Form 8-K filed on June 16, 2010 to provide the required financial information relating to our acquisition of The Landing at Tradition, located in Port St. Lucie, Florida, as described in that Current Report;

•                                          Current Report on Form 8-K filed on June 16, 2010 to provide the required financial information relating to our acquisition of Tradition Village Center, located in Port St. Lucie, Florida, as described in that Current Report;

•                                          Current Report on Form 8-K filed on July 8, 2010 to provide the required financial information relating to our investment in Temple Terrace, located in Temple Terrace, Florida, as described in that Current Report;

•                                          Current Report on Form 8-K filed on July 8, 2010 to provide the required financial information relating to our acquisition of Kohl’s at Calvine Pointe, located in Elk Grove, California, as described in that Current Report; and

•                                          Current Report on Form 8-K filed on July 16, 2010 to provide the required financial information relating to our acquisition of Lake City Commons, located in Lake City, Florida, as described in that Current Report.

Item 9.01.  Financial Statements and Exhibits

(a)                                  Financial statements of businesses acquired

Page

Temple Terrace

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-3

Draper Crossing

Independent Auditors’ Report	F-5

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-6

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-7

Tradition Village Center

Independent Auditors’ Report	F-9

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-10

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-11

The Landing at Tradition

Independent Auditors’ Report	F-13

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-14

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-15

Kohl’s at Calvine Pointe

Independent Auditors’ Report	F-17

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-18

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-19

Lake City Commons

Independent Auditors’ Report	F-21

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-22

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-23

Regal Court

Independent Auditors’ Report	F-25

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-26

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-27

(b)                                  Pro forma financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date: July 16, 2010	By:	/s/ Steven T. Hippel
	Name:	Steven T. Hippel
	Title	Chief Accounting Officer

Index to Financial Statements

Page

Temple Terrace

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-3

Draper Crossing

Independent Auditors’ Report	F-5

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-6

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-7

Tradition Village Center

Independent Auditors’ Report	F-9

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-10

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-11

The Landing at Tradition

Independent Auditors’ Report	F-13

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-14

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-15

Kohl’s at Calvine Pointe

Independent Auditors’ Report	F-17

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-18

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-19

Lake City Commons

Independent Auditors’ Report	F-21

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-22

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-23

Regal Court

Independent Auditors’ Report	F-25

Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-26

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the three month period ended March 31, 2010 (unaudited) and year ended December 31, 2009	F-27

Unaudited Pro Forma Financial Information

Pro Forma Consolidated Balance Sheet as of March 31, 2010 (unaudited)	F-29

Notes to Pro Forma Consolidated Balance Sheet as of March 31, 2010 (unaudited)	F-31

Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2010 (unaudited)	F-32

Notes to Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2010 (unaudited)	F-34

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009 (unaudited)	F-35

Notes to Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009 (unaudited)	F-37

Independent Auditors’ Report

The Board of Directors
Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Temple Terrace (the Property) for the year ended December 31, 2009. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Temple Terrace for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

July 1, 2010

TEMPLE TERRACE

Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited) and

Year Ended December 31, 2009

	Three months ended March 31, 2010 (unaudited)	Year Ended December 31, 2009
Gross income:
Base rental income	$107,720	406,880
Operating expense, insurance, and real estate tax recoveries	17,323	112,200
Total gross income	125,043	519,080
Direct operating expenses:
Operating expenses	8,412	76,153
Insurance	11,103	45,977
Real estate taxes	22,500	112,168
Sales tax	8,433	33,977
Total direct operating expenses	50,448	268,275
Excess of gross income over direct operating expenses	$74,595	250,805

See accompanying notes to historical summary of gross income and direct operating expenses.

TEMPLE TERRACE

Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited)
and Year Ended December 31, 2009

(1)                     Business

Temple Terrace (the Property) is located in Temple Terrace, Florida. The Property has approximately 107,000 square feet (unaudited) of gross leasable area and was approximately 80% leased at December 31, 2009. The Property is leased to a total of 7 tenants, of which 1 tenant (the Anchor Tenant) accounted for approximately 77% of base rental revenue for the year ended December 31, 2009. Inland Diversified Real Estate Trust, Inc. (IDRETI), through Inland Diversified/Vlass Temple Terrace LV, LLC, its joint venture with Vlass Temple Terrace, LLC, acquired the Property on July 1, 2010 from Vlass Temple Terrace, LLC (Vlass). The purpose of the joint venture is to acquire and redevelop the Property. The redevelopment will involve demolishing the interior of the existing buildings at the Property, with the exception of the space leased by the Anchor Tenant, and building out the interior and exterior structures. With the exception of principally the Anchored Tenant space, new leases would be entered into during and after redevelopment. IDRETI and Vlass have a 49% and 51% ownership interests, respectively, in Inland Diversified/Vlass Temple Terrace LV, LLC. Vlass purchased the Property from the City of Temple Terrace on July 1, 2009.

(2)                     Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the three months ended March 31, 2010 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the three months ended March 31, 2010 is not necessarily indicative of the expected results for the entire year ended December 31, 2010.

(3)                     Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

(Continued)

TEMPLE TERRACE

Historical Summary of Gross Income and
Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited)
and Year Ended December 31, 2009

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments decreased base rental income by $1,429 (unaudited) and $282 for the three month period ended March 31, 2010 and the year ended December 31, 2009, respectively.

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from one to five years, as of December 31, 2009, are as follows:

Year:
2010	$355,634
2011	356,128
2012	356,128
2013	356,128
2014	93,935
Thereafter	3,548
$1,521,501

(4)                     Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization, and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

The Property presents the state and county sales tax due from tenants and due to the respective state or county government on a gross basis. For the three month period ended March 31, 2010 and the year ended December 31, 2009, the Property has recorded sales tax recovery revenue, which is included in operating expense, insurance, and real estate tax recoveries, and expense of $8,433 (unaudited) and $33,977, respectively, in the Historical Summary.

(5)                     Management Fees

CB Richard Ellis (CBRE) provided property management services to the Property and adjacent properties owned by Vlass from the period July 1, 2009 through December 31, 2009. The portion of the management fee allocable to the Property was $1,500 per month. The Property incurred management fees of approximately $5,000 (unaudited) and $9,000, which are included in operating expenses for the three month period ended March 31, 2010 and the year ended December 31, 2009, respectively. These management fees may not be comparable to the management fees charged to the Property by IDRETI. There were no management fees incurred or recorded for the period January 1, 2009 through June 30, 2009 during which the Property was owned by the City of Temple Terrace.

Independent Auditors’ Report

The Board of Directors
Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Draper Crossing (the Property) for the year ended December 31, 2009. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Draper Crossing for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

July 9, 2010

DRAPER CROSSING

Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited) and

Year Ended December 31, 2009

	Three months ended March 31, 2010 (unaudited)	Year ended December 31, 2009
Gross income:
Base rental income	$587,906	2,381,194
Operating expense, insurance, and real estate tax recoveries	92,320	473,021
Other income	1,490	3,800
Total gross income	681,716	2,858,015
Direct operating expenses:
Operating expenses	63,577	310,532
Insurance	7,544	32,464
Real estate taxes	69,190	297,765
Interest expense	272,636	1,108,416
Total direct operating expenses	412,947	1,749,177
Excess of gross income over direct operating expenses	$268,769	1,108,838

See accompanying notes to historical summary of gross income and direct operating expenses.

DRAPER CROSSING

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited)
and Year Ended December 31, 2009

(6)       Business

Draper Crossing (the Property) is located in Draper, Utah. The Property has approximately 167,000 square feet (unaudited) of gross leasable area and was approximately 99% leased at December 31, 2009. The Property is leased to a total of 27 tenants, of which 1 tenant accounted for approximately 42% of base rental revenue for the year ended December 31, 2009. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary, Inland Diversified Draper Crossing, L.L.C., acquired the Property on May 27, 2010 from Draper Crossing I, L.C. (Draper Crossing), an unaffiliated third party.

(7)       Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the three months ended March 31, 2010 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the three months ended March 31, 2010 is not necessarily indicative of the expected results for the entire year ended December 31, 2010.

(8)       Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments decreased base rental income by $3,222 (unaudited) for the three month period ended March 31, 2010 and increased base rental income by $22,321 for the year ended December 31, 2009.

(Continued)

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from one to nine years, as of December 31, 2009, are as follows:

Year:
2010	$2,294,772
2011	2,201,039
2012	2,002,671
2013	771,755
2014	333,122
Thereafter	795,518
$8,398,877

(9)       Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization, and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

(10)     Interest Expense

Inland Diversified Draper Crossing, L.L.C. assumed the mortgage loan secured by the Property in connection with the acquisition. This mortgage loan had an original balance of $16,250,000. As of December 31, 2009, the mortgage loan balance is approximately $14,808,000. The mortgage loan bears a fixed interest rate of 7.33%, payable in monthly installments of principal and interest and matures on December 1, 2031; however, if the loan is not repaid by December 31, 2011 (the anticipated repayment date), the interest rate will increase to the greater of 9.33% or the applicable Treasury rate plus 2%.

(11)     Related-Party Transactions

The Boyer Company, L.C. (Boyer), an affiliate of Draper Crossing, provided property management services to the Property. Boyer and Draper Crossing established an agreement in which the Property would pay a management fee of 4% of collected revenue earned by the Property. The Property incurred management fees of approximately $15,682 (unaudited) and $116,670, which are included in operating expenses for the three month period ended March 31, 2010 and the year ended December 31, 2009, respectively. These management fees may not be comparable to the management fees charged to the Property by IDRETI.

(Continued)

Independent Auditors’ Report

The Board of Directors
Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Tradition Village Center (the Property) for the year ended December 31, 2009. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Tradition Village Center for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

July 9, 2010

TRADITION VILLAGE CENTER

Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited)

and Year Ended December 31, 2009

	Three months ended March 31, 2010 (unaudited)	Year ended December 31, 2009
Gross income:
Base rental income	$500,192	1,925,952
Operating expense, insurance, and real estate tax recoveries	217,413	806,318
Total gross income	717,605	2,732,270
Direct operating expenses:
Operating expenses	85,314	431,235
Insurance	20,229	77,154
Real estate taxes	82,605	359,359
Sales tax	43,119	166,758
Total direct operating expenses	231,267	1,034,506
Excess of gross income over direct operating expenses	$486,338	1,697,764

See accompanying notes to historical summary of gross income and direct operating expenses.

TRADITION VILLAGE CENTER

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited)
and Year Ended December 31, 2009

(12)     Business

Tradition Village Center (the Property) is located in Port St. Lucie, FL. The Property has approximately 112,000 square feet (unaudited) of gross leasable area and was approximately 99% leased at December 31, 2009. The Property is leased to a total of 27 tenants, of which one tenant accounted for approximately 21% of base rental revenue for the year ended December 31, 2009. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary, Inland Diversified Port St. Lucie Square, LLC, acquired the Property on June 10, 2010 from Tradition Village Center, LLC (the Seller), an unaffiliated third party.

(13)     Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the three months ended March 31, 2010 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the three months ended March 31, 2010 is not necessarily indicative of the expected results for the entire year ended December 31, 2010.

(14)     Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, insurance, and sales tax expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments decreased base rental income by $9,399 (unaudited) for the three month period ended March 31, 2010  and increased base rental income by $95,698 for the year ended December 31, 2009.

(Continued)

TRADITION VILLAGE CENTER

Notes to Historical Summary of Gross Income and
Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited)
and Year Ended December 31, 2009

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from one to sixteen years, as of December 31, 2009, are as follows:

Year:
2010	$1,931,874
2011	1,573,918
2012	952,684
2013	870,807
2014	724,601
Thereafter	5,724,975
$11,778,859

(15)     Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization, and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

The Property presents the state and county sales taxes due from the tenants and due to the respective state or county government on a gross basis. For the three month period ended March 31, 2010 and the year ended December 31, 2009, the Property has recorded sales tax recovery revenue, which is included in operating expense, insurance, and real estate tax recoveries, and expense of $43,119 (unaudited) and $166,758 respectively, in the Historical Summary.

(16)     Related-Party Transactions

For the year ended December 31, 2009, the Property engaged a subsidiary of Core Communities LLC, a related party of the Seller, to perform management services on behalf of the Property. The Property and the subsidiary of Core Communities LLC established an agreement in which the Property would pay a management fee of approximately 3% of rental income earned by the Property. The Property incurred management fees of approximately $16,390 (unaudited) and $52,992, which are included in operating expenses for the three month period ended March 31, 2010  and the year ended December 31, 2009, respectively. These management fees may not be comparable to the management fees charged to the Property by IDRETI.

Independent Auditors’ Report

The Board of Directors
Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of The Landing at Tradition (the Property) for the year ended December 31, 2009. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of The Landing at Tradition for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

July 9, 2010

THE LANDING AT TRADITION

Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited) and

Year Ended December 31, 2009

	Three months
	ended	Year ended
	March 31, 2010	December 31,
	(unaudited)	2009
Gross income:
Base rental income	$1,317,401	5,365,787
Operating expense, insurance, and real estate tax recoveries	447,601	1,899,595
Total gross income	1,765,002	7,265,382
Direct operating expenses:
Operating expenses	238,890	831,797
Insurance	52,569	227,495
Real estate taxes	202,327	910,790
Sales tax	106,847	492,625
Total direct operating expenses	600,633	2,462,707
Excess of gross income over direct operating expenses	$1,164,369	4,802,675

See accompanying notes to historical summary of gross income and direct operating expenses.

THE LANDING AT TRADITION

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited)

and Year Ended December 31, 2009

(17)     Business

The Landing at Tradition (the Property) is located in Port St. Lucie, FL. The Property has approximately 360,000 square feet (unaudited) of gross leasable area and was approximately 92% leased at December 31, 2009. The Property is leased to a total of 31 tenants. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary, Inland Diversified Port St. Lucie Landing, LLC, acquired the Property on June 10, 2010 from The Landing at Tradition Development Company, LLC and Landing Phase II, LLC (collectively, the Seller), unaffiliated third parties.

(18)     Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the three months ended March 31, 2010 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the three months ended March 31, 2010 is not necessarily indicative of the expected results for the entire year ended December 31, 2010.

(19)     Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, insurance, and sales tax expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $14,358 (unaudited) for the three month period ended March 31, 2010 and increased base rental income by $120,274 for the year ended December 31, 2009.

(Continued)

THE LANDING AT TRADITION

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited)

and Year Ended December 31, 2009

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from two to thirteen years, as of December 31, 2009, are as follows:

Year:
2010	$5,320,550
2011	5,353,385
2012	5,221,979
2013	3,744,398
2014	3,430,427
Thereafter	10,133,641
$33,204,380

(20)     Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization, and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

The Property presents the state and county sales taxes due from the tenants and due to the respective state or county government on a gross basis. For the three month period ended March 31, 2010 and the year ended December 31, 2009, the Property has recorded sales tax recovery revenue, which is included in operating expense, insurance, and real estate tax recoveries, and expense of $106,847 (unaudited) and $492,625, respectively, in the Historical Summary.

(21)     Related-Party Transactions

For the year ended December 31, 2009, the Property engaged a subsidiary of Core Communities LLC, a related party of the Seller, to perform management services on behalf of the Property. The Property and the subsidiary of Core Communities LLC established an agreement in which the Property would pay a management fee of approximately 3% of rental income and recoveries earned by the Property. The Property incurred management fees of approximately $47,547 (unaudited) and $190,764, which are included in operating expenses for the three month period ended March 31, 2010 and the year ended December 31, 2009, respectively. These management fees may not be comparable to the management fees charged to the Property by IDRETI.

Independent Auditors’ Report

The Board of Directors

Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Kohl’s (the Property) for the year ended December 31, 2009. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Kohl’s for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

July 9, 2010

KOHL’S AT CALVINE POINTE

Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited) and

Year Ended December 31, 2009

	Three months
	ended	Year ended
	March 31, 2010	December 31,
	(unaudited)	2009
Gross income:
Base rental income	$442,006	1,768,022
Total gross income	442,006	1,768,022
Direct operating expenses:
Total direct operating expenses	—	—
Excess of gross income over direct operating expenses	$442,006	1,768,022

See accompanying notes to historical summary of gross income and direct operating expenses.

KOHL’S AT CALVINE POINTE

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited)
and Year Ended December 31, 2009

(22)     Business

Kohl’s at Calvine Pointe (the Property) is located in Elk Grove, California. The Property has approximately 90,000 square feet (unaudited) of gross leasable area and is leased to the Property’s sole tenant, Kohl’s Department Stores, Inc. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary, Inland Diversified Elk Grove Calvine, L.L.C., acquired the Property on July 2, 2010 from Calvine South, L.L.C., an unaffiliated third party.

(23)     Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the three months ended March 31, 2010 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the three months ended March 31, 2010 is not necessarily indicative of the expected results for the entire year ended December 31, 2010.

(24)     Gross Income

The Property leases retail space under a lease agreement with its tenant. The lease is accounted for as an operating lease. The lease contains renewal options at various periods at various rental rates.

Although the lease provides for increases in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $11,743 for the three month period ended March 31, 2010 (unaudited) and increased base rental income by $46,970 for the year ended December 31, 2009.

(Continued)

KOHL’S AT CALVINE POINTE

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited)
and Year Ended December 31, 2009

Minimum rents to be received from the tenant under an operating lease, with a remaining lease term of eighteen years, as of December 31, 2009, is as follows:

Year:
2010	$1,721,052
2011	1,721,052
2012	1,721,052
2013	1,721,052
2014	1,721,052
Thereafter	23,456,505
$32,061,765

(25)     Direct Operating Expenses

The lease is a net lease, which obligates the tenant to pay all expenses of the Property. As a result, the direct operating expenses of the owner of the Property for the three month period ended March 31, 2010 (unaudited) and for the year ended December 31, 2009 are $0.

Independent Auditors’ Report

The Board of Directors

Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Lake City Commons (the Property) for the year ended December 31, 2009. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Lake City Commons for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

July 15, 2010

LAKE CITY COMMONS

Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited) and

Year Ended December 31, 2009

	Three months
	ended
	March 31,	Year ended
	2010	December 31,
	(unaudited)	2009
Gross income:
Base rental income	$227,067	931,918
Operating expense, insurance, and real estate tax recoveries	83,567	342,753
Total gross income	310,634	1,274,671
Direct operating expenses:
Operating expenses	26,710	125,228
Insurance	6,250	24,608
Real estate taxes	28,513	121,503
Sales tax	18,959	76,461
Total direct operating expenses	80,432	347,800
Excess of gross income over direct operating expenses	$230,202	926,871

See accompanying notes to historical summary of gross income and direct operating expenses.

LAKE CITY COMMONS

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited) and

Year Ended December 31, 2009

(26)              Business

Lake City Commons (the Property) is located in Lake City, FL. The Property has approximately 66,000 square feet (unaudited) of gross leasable area and was approximately 100% leased at December 31, 2009. The Property is leased to a total of 12 tenants, of which 1 tenant accounted for approximately 54% of base rental revenue for the year ended December 31, 2009. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary, Inland Diversified Lake City Commons, L.L.C., acquired the Property on July 15, 2010 from Lake City Commons Retail, L.L.C., an unaffiliated third party.

(27)              Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the three months ended March 31, 2010 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the three months ended March 31, 2010 is not necessarily indicative of the expected results for the entire year ended December 31, 2010.

(28)              Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $3,776 (unaudited) for the three month period ended March 31, 2010 and increased base rental income by $21,883 for the year ended December 31, 2009.

(Continued)

LAKE CITY COMMONS

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited) and

Year Ended December 31, 2009

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from one to twenty-six years, as of December 31, 2009, are as follows:

Year:
2010	$916,816
2011	908,427
2012	894,650
2013	821,484
2014	609,538
Thereafter	7,037,779
$11,188,694

(29)              Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization, and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

The Property presents the state and county sales taxes due from the tenants and due to the respective state or county government on a gross basis. For the three month period ended March 31, 2010 and the year ended December 31, 2009, the Property has recorded sales tax recovery revenue, which is included in operating expense, insurance, and real estate tax recoveries, and expense of approximately $18,959 (unaudited) and $76,461, respectively, in the Historical Summary.

(30)              Related-Party Transactions

During January and February 2009, Lat Purser & Associates provided property management services to the Property. Lat Purser & Associates and Lake City Commons established an agreement in which the Property would pay a management fee of the greater of 3% of collected revenue earned by the Property or $2,500 per month. Beginning March 2009, South Harbor Capital, L.L.C., a related party, provided property management services to the Property. South Harbor Capital, L.L.C. and Lake City Commons established an agreement in which the Property would pay a management fee of $2,500 per month. The Property incurred management fees in the aggregate of approximately $7,500 (unaudited) and $27,926, which are included in operating expenses for the three month period ended March 31, 2010 and the year ended December 31, 2009, respectively. These management fees may not be comparable to the management fees charged to the Property by IDRETI.

Independent Auditors’ Report

The Board of Directors

Inland Diversified Real Estate Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Regal Court (the Property) for the year ended December 31, 2009. This Historical Summary is the responsibility of management of Inland Diversified Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Regal Court for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

July 15, 2010

REGAL COURT

Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited) and

Year Ended December 31, 2009

	Three months
	ended	Year
	March 31,	Ended
	2010	December 31,
	(unaudited)	2009
Gross income:
Base rental income	$936,610	3,670,977
Operating expense, insurance, and real estate tax recoveries	179,830	871,454
Total gross income	1,116,440	4,542,431
Direct operating expenses:
Operating expenses	55,152	328,160
Insurance	19,422	81,913
Real estate taxes	114,862	459,448
Total direct operating expenses	189,436	869,521
Excess of gross income over direct operating expenses	$927,004	3,672,910

See accompanying notes to historical summary of gross income and direct operating expenses.

REGAL COURT

Notes to Historical Summary of Gross Income and

Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited) and

Year Ended December 31, 2009

(31)              Business

Regal Court (the Property) is located in Shreveport, LA. The Property has approximately 363,000 square feet (unaudited) of gross leasable area and was approximately 98% leased at December 31, 2009. The Property is leased to a total of 24 tenants, of which the three largest tenants accounted for approximately 37% of base rental revenue for the year ended December 31, 2009. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary, Inland Diversified Shreveport Regal Court, L.L.C., acquired the Property on May 14, 2010 from SDI Shreveport, Ltd., an unaffiliated third party.

(32)              Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in the Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the three months ended March 31, 2010 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of IDRETI, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the three months ended March 31, 2010 is not necessarily indicative of the expected results for the entire year ended December 31, 2010.

(33)              Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $18,286 (unaudited) for the three month period ended March 31, 2010 and increased base rental income by $63,308 for the year ended December 31, 2009.

(Continued)

REGAL COURT

Notes to Historical Summary of Gross Income and
Direct Operating Expenses

For the Three Month Period Ended March 31, 2010 (unaudited) and
Year Ended December 31, 2009

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from three to 17 years, as of December 31, 2009, are as follows:

Year:
2010	$3,715,848
2011	3,746,003
2012	3,768,700
2013	3,689,779
2014	3,194,158
Thereafter	20,368,121
$38,482,609

(34)              Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization, and interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

March 31, 2010

(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions had occurred on March 31, 2010.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 2010, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the properties that were purchased or financed subsequent to March 31, 2010. The pro forma adjustments were made for Pleasant Hill Commons, Regal Court, Draper Crossing, Tradition Village Center, The Landing at Tradition, Kohl’s at Calvine Pointe, Lake City Commons, and Temple Terrace.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

March 31, 2010

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma
Assets
Net investment properties (C) (E)	$18,270,265	141,629,414	$159,899,679
Cash and cash equivalents (G)	44,006,225	1,946,739	45,952,964
Restricted cash	46,877		46,877
Investment in unconsolidated entity	187,500		187,500
Accounts and rents receivable	153,810		153,810
Investment in related party	1,000		1,000
Intangible assets, net (C) (E)	4,166,814	39,281,704	43,448,518
Deferred costs, net (H)	222,812	1,073,346	1,296,158
Other assets	877,629	—	877,629
Total assets	$67,932,932	183,931,203	$251,864,135

Liabilities and Stockholders’ Equity (Deficit)
Mortgages payable (C)	5,445,000	107,121,100	112,566,100
Accrued offering expense	164,198		164,198
Accounts payable and accrued expenses	185,326	481,058	666,384
Distributions payable	322,553		322,553
Accrued real estate taxes payable	97,348		97,348
Advance rent and other liabilities	205,550		205,550
Intangible liabilities, net (C) (E)	501,517	3,221,751	3,723,268
Due to related parties	3,100,224		3,100,224
Total liabilities	10,021,716	110,823,909	120,845,625

Stockholders’ equity
Preferred stock	—	—	—
Common stock (D)	6,988	7,192	14,180
Additional paid in capital, net of offering costs (D)	59,613,821	68,131,234	127,745,055
Retained deficit (F)	(1,709,593)	—	(1,709,593)
Total stockholders’ equity	57,911,216	68,707,294	126,618,510
Noncontrolling interest	—	4,400,000	4,400,000
Total equity	57,911,216	73,107,294	131,018,510
Total liabilities and equity	$67,932,932	183,931,203	$251,864,135

See accompanying notes to pro forma consolidated balance sheet.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

March 31, 2010

(unaudited)

(A)  The historical column represents the Company’s Consolidated Balance Sheet as of March 31, 2010 as filed with the Securities Exchange Commission on Form 10-Q.

(B)   The pro forma adjustments column include adjustments related to our acquisitions which are detailed below as follows:

	Pleasant Hill Commons	Regal Court	Draper Crossing	Tradition Village Center	The Landing at Tradition
Net investment properties	$—	36,426,421	20,208,414	16,974,398	43,137,680

Intangible assets, net	—	7,548,905	3,920,137	3,511,185	12,500,564

Intangible liabilities, net	—

Mortgages payable	6,800,000	30,400,000	14,921,100	14,000,000	41,000,000

	Temple Terrace	Kohl’s at Calvine Pointe	Lake City Commons	Pro Forma Adjustments
Net investment properties	$4,324,924	11,561,972	8,995,605	141,629,414

Intangible assets, net	316,000	9,918,028	1,566,885	39,281,704

Intangible liabilities, net	—	—

Mortgages payable	—	—	—	107,121,100

(C)  The proforma adjustments reflect the acquisition of the following properties by the Company.  The mortgages payable represent mortgages obtained from third parties or assumed as part of the acquisitions transactions.  No proforma adjustment has been made for prorations or other closing costs as the amounts are not significant.

Purchases	Acquisition Price	Mortgages Payable
Pleasant Hill	$—	$6,800,000
Regal Court	42,861,662	30,400,000
Draper Crossing	23,274,381	14,921,100
Tradition Village Center	19,578,765	14,000,000
The Landing at Tradition	53,383,423	41,000,000
Temple Terrace	4,386,733	—
Kohl’s at Calvine Pointe	21,259,349	—
Lake City Commons	10,451,065	—
	$175,195,378	$107,121,100

Allocation of net investments in properties:
Land	$48,460,000
Building and improvements	91,855,723
Intangible assets, net	38,101,406
Intangible liabilities, net	(3,221,751)
Total	175,195,378

Allocations are preliminary and subject to change.

(D)  Additional offering proceeds of $68,138,426, net of additional offering costs of $6,519,517, are reflected as received as of March 31, 2010 based on offering proceeds actually received as of July 14, 2010.  Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(E)   Acquired intangibles represent above and below market leases and the difference between the property valued with existing in-place leases and the property valued as if vacant.  The value of the acquired intangibles will be amortized over the lease term.  Allocations are preliminary and subject to change.

(F)   No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised by the Company.

(G)  Pro forma cash disbursements of $528,139 represents the net cash used for the acquisitions, partially offset by proceeds from offerings and financing through July 15, 2010 related to the Acquistion.

(H)  Loan fees of $1,073,346 represent loan fees and loan fee deposits related to the mortgage debt financing as described in (C).

(I)    The Company, through Inland Diversified/Vlass Temple Terrace LV, LLC, its joint venture with Vlass Temple Terrace, LLC, acquired the Property.  The Company and Vlass have a 49% and 51% ownership interests, respectively, in Inland Diversified/Vlass Temple Terrace LV, LLC.  The Company consolidates the Property and has recorded Vlass ownership interests as noncontrolling interest in the accompanying pro forma consolidated balance sheet.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2010

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2009. Pro forma adjustments have been made for the properties that were purchased or financed subsequent to December 31, 2009. The pro forma adjustments were made for Pleasant Hill Commons, Regal Court, Draper Crossing, Tradition Village Center, The Landing at Tradition, Temple Terrace, Kohl’s at Calvine Pointe, and Lake City Commons.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.  This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the three months ended March 31, 2010, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2010

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$414,957	4,011,600	$4,426,557
Tenant recovery income	174,414	1,084,803	1,259,217
Other property income	8,500	1,970	10,470
Total income	597,871	5,098,373	5,696,244

General and administrative	640,037	—	640,037
Property operating expenses (E)	124,114	899,904	1,024,018
Real estate taxes	89,920	540,861	630,781
Depreciation and amortization (C)	113,770	1,561,162	1,674,932
Total expenses	967,841	3,001,927	3,969,768

Operating income (loss)	(369,970)	2,096,446	1,726,476

Interest income	27,747	—	27,747
Interest expense (F)	(50,629)	(1,342,240)	(1,392,869)

Net income (loss)	(392,852)	758,754	365,902

Net income attributable to noncontrolling interest (G)	—	(59,584)	(59,584)

Net income (loss) applicable to common shares	$(392,852)	699,170	$306,318

Net income (loss) applicable to common shareholders per common share, basic and diluted (D)	$(0.08)		$0.02
Weighted average number of common shares outstanding, basic and diluted (D)	4,987,095		14,180,050

See accompanying notes to pro forma consolidated statement of operations.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2010

(unaudited)

(A)          The historical column represents the Company’s Consolidated Statement of Operations for the three months ended March 31, 2010 as filed with the Securities Exchange Commission on Form 10-Q.

(B)          Total pro forma adjustments for acquisitions consumated as of July 15, 2010 are as though the properties were acquired January 1, 2009.

Total income, property operating expenses and real estate taxes for the three months ended March 31, 2010 are based on information provided by the sellers for the following properties:

Pleasant Hill Commons	The Landing at Tradition
Regal Court	Temple Terrace
Draper Crossing	Kohl’s at Calvine Pointe
Tradition Village Center	Lake City Commons

The pro forma adjustments for the three months ended March 31, 2010 are composed of the following adjustments:

	Pleasant Hill Commons	Regal Court	Draper Crossing	Tradition Village Center

Rental income	$140,289	905,927	588,814	$462,615
Tenant recovery income	46,749	179,830	92,320	217,413
Other property income	480	—	1,490	—
Total income	187,518	1,085,757	682,624	680,028

Property operating expenses	37,670	74,574	86,049	164,564
Real estate taxes	20,864	114,862	69,190	82,605
Depreciation and amortization	39,965	398,395	264,568	210,965
Total expenses	98,499	587,831	419,807	458,134

Operating income	89,019	497,926	262,817	221,894

Interest expense	102,330	441,900	211,030	149,400

Net income (loss)	$(13,311)	56,026	48,171	$72,494

	The Landing at Tradition	Temple Terrace	Kohl’s at Calvine Pointe	Lake City Commons	Total Pro Forma Adjustments

Rental income	$1,232,091	107,720	349,144	225,000	$4,011,600
Tenant recovery income	447,601	17,323	—	83,567	1,084,803
Other property income	—	—	—	—	1,970
Total income	1,679,692	125,043	349,144	308,567	5,098,373

Property operating expenses	430,184	28,575	19,890	58,398	899,904
Real estate taxes	202,327	22,500	—	28,513	540,861
Depreciation and amortization	409,345	13,267	127,789	96,868	1,561,162
Total expenses	1,041,856	64,342	147,679	183,779	3,001,927

Operating income	637,836	60,701	201,465	124,788	2,096,446

Interest expense	437,580	—	—	—	1,342,240

Net income (loss)	$200,256	60,701	201,465	124,788	$758,754

(C)          Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements. The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income. In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)          The pro forma weighted average shares of common stock outstanding for the three months ended March 31, 2010 was calculated assuming all shares sold through July 15, 2010 were issued on January 1, 2009.

(E)           Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreement and are included in property operating expenses.  For the three months ended March 31, 2010, pro forma property operating expenses included incremental management fees of $92,549 such that management fees represent the anticipated ongoing cost to the Company.

(F)           The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Merrimack Village Center	$5,445,000	6.50%	March 1, 2015
Pleasant Hill Commons	6,800,000	6.00%	June 1, 2017
Regal Court	30,400,000	5.80%	June 1, 2015
Draper Crossing	14,921,100	7.33%	December 1, 2011
Tradition Village Center	14,000,000	4.25%	June 1, 2015
The Landing at Tradition	41,000,000	4.25%	June 1, 2015
	$112,566,100

The Draper Crossing loan was assumed at acquisitions as such the loan premium of $332,995 is amortized into interest expense over the remainging life of the loan.

(G)          The Company, through Inland Diversified/Vlass Temple Terrace LV, LLC, its joint venture with Vlass Temple Terrace, LLC, acquired the Property. The Company and Vlass have a 49% and 51% ownership interests, respectively, in Inland Diversified/Vlass Temple Terrace LV, LLC. The Company consolidates the Property and has recorded Vlass ownership interests as noncontrolling interest. Net income of the joint venture is allocated to the noncontrolling interest pursuant to the terms of the joint venture agreement.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2009

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2009 or the date significant operations commenced.  Pro forma adjustments have been made for the properties that were purchased or financed subsequent to January 1, 2009. The pro forma adjustments were made for Merrimack Village Center, Pleasant Hill Commons, Regal Court, Draper Crossing, Tradition Village Center, The Landing at Tradition, Temple Terrace, Kohl’s at Calvine Pointe, and Lake City Commons.

The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2009, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2009

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$64,175	17,470,244	$17,534,419
Tenant recovery income	32,068	5,179,721	5,211,789
Other property income	—	21,661	21,661
Total income	96,243	22,671,626	22,767,869

Organization	60,042	—	60,042
General and administrative	273,378	—	273,378
Property operating expenses (E)	21,838	4,221,492	4,243,330
Real estate taxes	12,335	2,629,668	2,642,003
Depreciation and amortization (C)	28,619	6,712,350	6,740,969
Total expenses	396,212	13,563,510	13,959,722

Operating income (loss)	(299,969)	9,108,115	8,808,146

Interest income	3,036	—	3,036
Interest expense (F)	—	(5,803,419)	(5,803,419)

Net income (loss)	(296,933)	3,121,636	2,824,703

Net income attributable to noncontrolling interest	—	—	—

Net income (loss) applicable to common shares	$(296,933)	2,945,087	$2,648,154

Net income (loss) allocated to common shareholders per common share, basic and diluted (D)	$(0.81)		$0.19
Weighted average number of common shares outstanding, basic and diluted (D)	367,888		14,180,050

See accompanying notes to pro forma consolidated statement of operations.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2009

(unaudited)

(A)                              The historical column represents the Company’s Consolidated Statement of Operations for the year ended December 31, 2009 as filed with the Securities Exchange Commission on Form 10-K.

(B)                                Total pro forma adjustments for acquisitions consumated as of July 15, 2010 are as though the properties were acquired January 1, 2009.

Total income, property operating expenses and real estate takes for the year ended December 31, 2009 is based on information provided by the seller for the following properties:

Merrimack Village Center	Tradition Village Center	Lake City Commons
Pleasant Hill Commons	The Landing at Tradition
Regal Court	Temple Terrace
Draper Crossing	Kohl’s at Calvine Pointe

The pro forma adjustments for the year ended December 31, 2009 are composed of the following adjustments:

	Merrimack Village Center	Pleasant Hill Commons	Regal Court	Draper Crossing	Tradition Village Center

Rental income	$943,093	1,066,777	3,548,242	2,384,827	$1,775,645
Tenant recovery income	318,892	355,488	871,454	473,021	806,318
Other property income	14,210	3,651	—	3,800	—
Total income	1,276,195	1,425,916	4,419,696	2,861,648	2,581,963

Property operating expenses	270,585	286,151	410,073	354,929	738,343
Real estate taxes	209,982	158,653	459,448	297,765	359,359
Depreciation and amortization	323,667	303,897	1,593,581	1,058,274	843,858
Total expenses	804,234	748,701	2,463,102	1,710,968	1,941,560

Operating income	471,960	677,215	1,956,594	1,150,680	640,403

Interest expense	359,890	415,005	1,792,150	855,844	605,900

Net income (loss)	$112,070	262,210	164,444	280,369	$34,503

	The Landing at Tradition	Temple Terrace	Kohl’s at Calvine Pointe	Lake City Commons	Total Pro Forma Adjustments

Rental income	$5,024,554	406,880	1,396,576	923,650	$17,470,244
Tenant recovery income	1,899,595	112,200	—	342,753	5,179,721
Other property income	—	—	—	—	21,661
Total income	6,924,149	519,080	1,396,576	1,266,403	22,671,626

Property operating expenses	1,672,740	170,466	62,846	255,359	4,221,492
Real estate taxes	910,790	112,168	—	121,503	2,629,668
Depreciation and amortization	1,637,378	53,067	511,155	387,473	6,712,350
Total expenses	4,220,908	335,701	574,001	764,335	13,563,510

Operating income	2,703,241	183,379	822,575	502,068	9,108,115

Interest expense	1,774,630	—	—	—	5,803,419

Net income (loss)	$928,611	183,379	822,575	502,068	$3,121,636

(C)                                Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements.  The portion of the purchase price allocated to above or below market lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.  The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

(D)                               The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2009 was calculated assuming all shares sold through July 15, 2010 were issued on January 1, 2009.

(E)                                 Management fees are calculated as 4.5% of gross revenues pursuant to the new management agreement and are included in property operating expenses.  For the year ended December 31, 2009, pro forma property operating expenses included incremental management fees of $532,274.  Such that management fees represent the anticipated ongoing cost to the Company.

(F)                                 The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Merrimack Village Center	$5,445,000	6.50%	March 1, 2015
Pleasant Hill Commons	6,800,000	6.00%	June 1, 2017
Regal Court	30,400,000	5.80%	June 1, 2015
Draper Crossing	14,558,283	7.33%	December 1, 2011
Tradition Village Center	14,000,000	4.25%	June 1, 2015
The Landing at Tradition	41,000,000	4.25%	June 1, 2015
	$112,203,283

(G)                                The Company, through Inland Diversified/Vlass Temple Terrace LV, LLC, its joint venture with Vlass Temple Terrace, LLC, acquired the Property. The Company and Vlass have a 49% and 51% ownership interests, respectively, in Inland Diversified/Vlass Temple Terrace LV, LLC. The Company consolidates the Property and has recorded Vlass ownership interests as noncontrolling interest. Net income of the joint venture is allocated to the noncontrolling interest pursuant to the terms of the joint venture agreement.

The Draper Crossing loan was assumed at acquisitions as such the loan premium of $332,995 is amortized into interest expense over the remainging life of the loan.